Premises and Equipment	12 Months Ended
Dec. 31, 2014
Property, Plant and Equipment [Abstract]
Premises and Equipment

NOTE 10 – PREMISES AND EQUIPMENT

Premises and equipment consisted of the following at December 31:

(Dollars in thousands)	2014	2013
Land	$75,916	$77,113
Buildings	232,727	217,469
Furniture, fixtures and equipment	128,388	110,663

Total premises and equipment	437,031	405,245
Accumulated depreciation	(129,872)	(117,735)

Total premises and equipment, net	$307,159	$287,510

Depreciation expense was $19.4 million, $19.6 million, and $18.3 million, for the years ended December 31, 2014, 2013, and 2012, respectively.

The Company actively engages in leasing office space available in buildings it owns. Leases have different terms ranging from monthly rental to five-year leases. For the year ended December 31, 2014, income from these leases averaged $0.1 million per month. Total lease income for the years ended December 31, 2014, 2013, and 2012 was $1.6 million, $1.5 million, and $1.6 million, respectively. Income from leases is reported as a reduction in occupancy and equipment expense. The total allocated cost of the portion of the buildings held for lease at December 31, 2014 and 2013 was $7.6 million and $9.5 million, respectively, with related accumulated depreciation of $2.4 million and $3.0 million, respectively.

The Company leases certain branch and corporate offices, land and ATM facilities through non-cancelable operating leases with terms that range from one to 50 years, with renewal options thereafter. Certain of the leases have escalation clauses and renewal options ranging from monthly renewal to 50 years. Rent expense for the years ended December 31, 2014, 2013, and 2012 totaled $10.7 million, $11.4 million, and $10.6 million, respectively.

Minimum future annual rent commitments under lease agreements for the periods indicated are as follows:

(Dollars in thousands)
2015	$11,541
2016	9,878
2017	8,153
2018	7,333
2019	6,214
2020 and thereafter	31,860

$74,979